UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 20, 2004


                               CIROND CORPORATION
             (Exact name of registrant as specified in its charter)


           NEVADA                   0-49763                88-0469593
 (State or other jurisdiction     (Commission             (IRS Employer
    of incorporation)             File Number)          Identification No.)


    4185 STILL CREEK DRIVE #B-101, BURNABY, BRITISH COLUMBIA, CANADA V5C 6G9
               (Address of principal executive offices) (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

        Registrant's telephone number, including area code (604) 205-5039

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


By written consent dated September 20, 2004, our Board of Directors adopted the 2004 Stock Option Plan. Our shareholders adopted the 2004 Stock Option Plan by written consent dated September 21, 2004, which adoption shall be effective 20 days from the date that a definitive information statement is mailed to our shareholders pursuant to Rule 14c2-(b) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"). If the definitive information statement is not mailed to our shareholders by August 31, 2005, any options granted under the 2004 Stock Option Plan will be rescinded and void.


Pursuant to the 2004 Stock Option Plan, as of September 20, 2004, an aggregate of 5,281,500 shares of our common stock (the "Available Shares") had been reserved for issuance pursuant to the exercise of stock options ("Options") which may be granted to our employees, officers, directors and consultants. The 2004 Stock Option Plan also provides for quarterly adjustments in the number of Available Shares, to a number equal to 15% of the number of shares outstanding as of the end of the preceding fiscal quarter or 5,281,500 shares, whichever is greater. As of September 30, 2004, the Company had 37,060,000 shares of common stock issued and outstanding and, accordingly, the number of Available Shares will be adjusted to 5,559,000 shares.

The 2004 Stock Option Plan is designed to (i) induce qualified persons to become employees, officers, consultants, or directors our company; (ii) reward such persons for past services to our company; (iii) encourage such persons to remain in the employ of our company or associated with our company; and (iv) provide additional incentive for such persons to put forth maximum efforts for the success of our business.

The 2004 Stock Option Plan will be administered by the Board of Directors (the "Board"). Transactions under the 2004 Stock Option Plan are intended to comply with all applicable conditions of Rule 16b-3 under the 1934 Act. In addition to determining who will be granted Options, the Board has the authority and discretion to determine when Options will be granted and the number of Options to be granted. The Board may determine which Options may be intended to qualify ("Incentive Stock Option") for special treatment under the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or Non-Qualified Options ("Non-Qualified Stock Options") which are not intended to so qualify. The Board also may determine the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the instruments evidencing Options granted under the 2004 Stock Option Plan. The Board may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the 2004 Stock Option Plan. The Board may amend the 2004 Stock Option Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements; provided, however, that the Board may not materially increase the number of Available Shares (except for allowed quarterly adjustments and as a result of stock dividends, recapitalizations, stock splits or combinations), materially increase the benefits accruing to participants under the Plan or materially modify the eligibility requirements for the participants.

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Grants can be either Non-Qualified Stock Options or Incentive Stock Options, to
the extent that they do not exceed the Incentive Stock Option exercise limitations, and the portion of an option that exceeds the dollar limitations of Code Section 422 will be treated as a Non-Qualified Stock Option.

The Board also may construe the 2004 Stock Option Plan and the provisions in the instruments evidencing options granted under the 2004 Stock Option Plan to employee and officer participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the 2004 Stock Option Plan. The Board may not adversely affect the rights of any participant under any unexercised option or any potion thereof without the consent of such participant. This Plan will remain in effect until it is terminated by the Board, except that no Incentive Stock Option will be granted after September 20, 2014.

The 2004 Stock Option Plan contains provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations, stock splits or combinations.

Participants in the 2004 Stock Option Plan may be selected by the Board from directors, employees and officers of our company and its subsidiaries and consultants to our company and its subsidiaries. In determining the persons to whom options will be granted and the number of shares to be covered by each option, the Board will take into account the duties of the respective persons, their present and potential contributions to our success, and such other factors as the Board deems relevant to accomplish the purposes of the 2004 Stock Option Plan.

Only employees of our company and its subsidiaries, as the term "employee" is defined for the purposes of the Code, will be entitled to receive Incentive Stock Options. Incentive Stock Options granted under the 2004 Stock Option Plan are intended to satisfy all requirements for incentive stock options under
Section 422 of the Code and the Treasury Regulations thereunder.

Each option granted under the 2004 Stock Option Plan will be evidenced by a written option agreement between us and the optionee. The option price of any Incentive Stock Option may be not less than 100% of the Fair Market Value per share on the date of grant of the option; provided, however, that any Incentive Stock Option granted under the 2004 Stock Option Plan to a person owning more than ten percent of the total combined voting power of the common stock will have an option price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option. Each Non-Qualified Stock Option granted under the 2004 Stock Option Plan will be at a price no less than 85% of the Fair Market Value per share on the date of grant thereof. "Fair Market Value" per share as of a particular date is defined in the 2004 Stock Option Plan as the closing price of our common stock as reported on a national securities exchange or the last transaction price on the NASDAQ System or, if none, the average of the closing bid and asked prices of our common stock as reported by NASDAQ or, if such quotations are unavailable, the value determined by the Board in its discretion in good faith.

The exercise period of Incentive Stock Options granted under the 2004 Stock Option Plan may

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not exceed ten years from the date of grant thereof. Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of our common stock will be for no more than five years. The Board will have the authority to modify, extend or renew any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate.

To exercise an option, the optionee must pay the full exercise price in cash, by check or such other legal consideration as may be approved by the Board. Such other consideration may consist of shares of common stock having a Fair Market Value equal to the option price or in property or in a combination of cash, shares, and property, subject to approval of the Board. The Board has the sole and absolute discretion to determine whether or not property other than cash or common stock may be used to purchase the shares of common stock thereunder and, if so, to determine the value of the property received.

An option may not be exercised unless the optionee then is an employee, consultant, officer, or director of our company or its subsidiaries, and unless the optionee has remained continuously as an employee, consultant, officer, or director of our company since the date of grant of the option. If the optionee ceases to be an employee, consultant, officer, or director of our company or its subsidiaries other than by reason of death, disability, or for cause, all options granted to such optionee, fully vested to such optionee but not yet exercised, will terminate 90 days after the date the optionee ceases to be an employee, consultant, officer or director of our company.

If the employee is terminated "for cause" (as that term is defined in the 2004 Stock Option Plan), such employee's options will terminate immediately on the date the optionee ceases employment or association.

If an optionee dies while an employee, consultant, officer or director of our company, or if the optionee's employment, consultant, officer, or director status terminates by reason of disability, all options theretofore granted to such optionee, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised at any time within twelve months after the date of death or disability of said optionee, by the optionee or by the optionee's estate or by a person who acquired the right to exercise such options by bequest or inheritance or otherwise by reason of the death or disability of the optionee.

Options granted under the 2004 Stock Option Plan are not transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or the rules thereunder. Options may be exercised, during the lifetime of the optionee, only by the optionee and thereafter only by his legal representative. An optionee has no rights as a shareholder with respect to any shares covered by an option until the option has been exercised.

As a condition to the issuance of shares upon the exercise of an option, we will require the optionee to pay to us the amount of our tax withholding liability required in connection with such exercise. We, to the extent permitted or required by law, may deduct a sufficient number of shares due to the optionee upon exercise of the option to allow us to pay such withholding taxes.


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We are not obligated to advise any optionee of the existence of any tax or the amount which we will be so required to withhold.

Unless otherwise specified in an optionee's agreement, options granted under the 2004 Stock Option Plan will become vested with the optionee over a two-year period, with one-sixth of the options vesting every four months, in addition to any other vesting requirements determined by the Board at the time of grant.

By written consent dated September 22, 2004, our board of directors granted options to acquire an aggregate of 5,110,000 shares of our common stock, pursuant to the terms of the 2004 Stock Option Plan. See "Item 3.02 Unregistered Sales of Equity Securities." The options were granted to officers, directors, employees and/or consultants, including persons who, as of September 22, 2004, were to become officers, directors, employees and/or consultants.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

By written consent dated September 20, 2004, our board of directors, in connection with the adoption of our 2004 Stock Option Plan, discontinued our 2003 Stock Option Plan. No options had been issued under the 2003 Stock Option Plan. There were no early termination penalties incurred by us in connection with the discontinuance of the 2003 Stock Option Plan.

The 2003 Stock Option Plan had been adopted by our board of directors by written consent dated October 3, 2003. The terms of the 2003 Stock Option Plan were similar to the terms of the 2004 Stock Option Plan (see "Item 1.01 Entry into a Material Definitive Agreement"), except an aggregate of 3,521,000 shares of our common stock were reserved for issuance under the 2003 Stock Option Plan and the 2003 Stock Option Plan provided for quarterly adjustments in the number of available shares to a number equal to 10% of the number of shares outstanding as of the end of the preceding fiscal quarter or 1,616,000 shares, whichever was greater.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.


STOCK OPTIONS


By written consent dated September 22, 2004, our board of directors granted options to acquire an aggregate of 5,110,000 shares of our common stock, pursuant to the terms of the 2004 Stock Option Plan. See "Item 1.01 Entry into a Material Definitive Agreement." The options were granted to officers, directors, employees and/or consultants, including persons who, as of September 22, 2004, were to become officers, directors, employees and/or consultants. The options have an exercise price of $1.00 per share and are exercisable until September 22, 2009.

The option agreements evidencing options granted to persons who are not officers or directors of our company shall contain an agreement that the person receiving the option grant shall limit the resale of shares obtained through the exercise of the stock options to an amount not to exceed 5% of the average daily trading volume for the preceding 10 trading days.


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The option agreements evidencing options granted to persons who are officers or directors of our company shall contain an agreement that the person receiving the option grant shall limit the resale of shares obtained through the exercise of the stock options to the amount specified in Rule 144(e) promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.


The options were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, on the basis that the purchasers were deemed to be sophisticated with respect to the investment in the securities due to their financial condition and involvement in our business.



SECURITIES TRADING SERVICES



On August 2, 2004, we entered into a Management Services Agreement with Securities Trading Services Inc. ("STS"), First Floor, World Trade Centre One, 10 route de'laeroport, 1215 Genevea 15, Switzerland. The agreement is effective as of August 2, 2004 and has a term of two years. Isaac Moss, who serves as our Secretary, is a consultant for Securities Trading Services. Pursuant to the terms of the agreement, we have issued 1,200,000 shares of our common stock to STS at a deemed price of $1.50 per share, for an aggregate value of $1,800,000. No commissions were paid in connection with the transaction with STS. We are holding the shares in escrow and will release 50,000 shares from escrow for every month of services performed. STS may not vote any unearned shares held in escrow by us. In the event of a termination of the agreement, we may repurchase and cancel any unearned shares for $0.001 per share in an amount equal to 50,000 shares times the number of months remaining under the agreement after termination. The repurchase right shall lapse on August 31, 2006 if the agreement is not terminated earlier. STS was granted piggy-back registration rights in connection with the agreement and the shares are subject to anti-dilution provisions in the event of a consolidation of our share capital. In addition, upon closing of an equity financing of $1 million dollars, we shall pay a consulting fee in the amount of $5,000 to STS upon the first day of each month. Upon closing of an equity financing of $5 million or more, the consulting fee shall be increased to $8,000 per month.



STS is also entitled to have shares released from the escrow on an accelerated basis, up to a maximum of 1,200,000 shares, on the following basis:



         (i) 100,000 shares upon our securing an equity financing of $1 million dollars;


         (ii) An additional 200,000 shares upon our securing an additional equity financing of $2 million dollars;


         (iii) An additional 450,000 shares upon our securing an additional equity financing of $5 million dollars; and


         (iv) An additional 450,000 shares upon our securing an additional $5 million in equity financing.



The president of our company may accelerate the release of shares to STS in his discretion.


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We relied upon the exemption from registration contained in Section 4(2) for the issuance of the shares to STS. We believe that STS is sophisticated with respect to the investment in the securities due to their financial condition.
Restrictive legends were placed on the stock certificates evidencing the securities.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

REGULATION
S-B NUMBER                         DOCUMENT


       10.1          2004 Stock Option Plan*



* Incorporated by reference to the exhibits to the registrant's current report on Form 8-K dated September 20, 2004, filed with the Securities and Exchange Commission on October 5, 2004, File Number 000-49763.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CIROND CORPORATION



October 14, 2004                       By:  /s/Isaac Moss
                                            ----------------------------
                                            Isaac Moss
                                            Secretary



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